                       FOURTH AMENDMENT TO LOAN AGREEMENT

         This FOURTH AMENDMENT TO LOAN AGREEMENT (hereinafter, the "Fourth Amendment") is dated as of December 16, 2005, by and among BANK OF AMERICA, N.A., a national banking association having an address at IL1-231-10-35, 231 South LaSalle Street, Chicago, Illinois 60697, as Administrative Agent (hereinafter, the "Administrative Agent"), BANK OF AMERICA, N.A., COMMERZBANK AG NEW YORK BRANCH, a lending institution having an address at 2 World Financial Center, New York, New York 10281, PB CAPITAL CORPORATION, a lending institution having an address at 230 Park Avenue, 19th Floor, New York, New York 10169, MANUFACTURERS AND TRADERS TRUST COMPANY, a lending institution having an address at One M & T Plaza, Buffalo, New York 14240, SOVEREIGN BANK, a lending institution having an address at 75 State Street, Boston, Massachusetts 02109, RAYMOND JAMES BANK, FSB, a lending institution having an address at 710 Carillon Parkway, St. Petersburg, Florida 33716, CITIZENS BANK OF PENNSYLVANIA, a lending institution having an address at 3025 Chemical Road 194-0245, Suite 245, Plymouth Meeting, Pennsylvania 19462, KEYBANK, NATIONAL ASSOCIATION, a lending institution having an address at 225 Franklin Street, 18th Floor, Boston, Massachusetts, 02110, LASALLE BANK NATIONAL ASSOCIATION, a lending institution having an address at 135 S. LaSalle Street, Chicago, Illinois, 60603, and the other lending institutions which are or may hereafter become parties to the Loan Agreement (as defined below), as the Lenders (collectively, the "Lenders"), and CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership having an address at 44 South Bayles Avenue, Port Washington, New York 11050, as the Borrower (hereinafter, the "Borrower"). All capitalized terms not otherwise defined herein shall have the same meaning ascribed to such terms and set forth under the Loan Agreement.

                                   BACKGROUND

         WHEREAS, Bank of America, N.A., as Administrative Agent, Bank of America, N.A., Commerzbank AG New York Branch, PB Capital Corporation, Manufacturers and Traders Trust Company, Sovereign Bank, Raymond James Bank, FSB and Citizens Bank of Pennsylvania, as the lenders (hereinafter, the "Original Lenders"), and Borrower entered into a certain loan arrangement (hereinafter, the "Loan Arrangement") evidenced by, among other documents, instruments and agreements, that certain Loan Agreement dated as of January 30, 2004, as amended by that certain First Amendment to Loan Agreement dated as of June 16, 2004, that certain Second Amendment to Loan Agreement dated as of November 2, 2004, and that certain Third Amendment to Loan Agreement dated as of January 28, 2005 (hereinafter, collectively, the "Loan Agreement"), and those certain promissory notes dated as of January 28, 2005 executed by the Borrower in favor of the Original Lenders in the original aggregate principal amount of $140,000,000.00 (hereinafter, individually and collectively, the "Note");

         WHEREAS, pursuant to the terms and conditions of Section 2.1.1(iii) of the Loan Agreement, the Borrower has the right, on any one (1) or more occasions prior to the Maturity Date, to elect to increase the Established Loan Amount;

         WHEREAS, the Borrower has elected, and the Administrative Agent and the Lenders have agreed, to increase the Established Loan Amount in accordance with
Section 2.1.1(iii) of the Loan Agreement; and

         WHEREAS, the Administrative Agent, Lenders and Borrower have further agreed to amend the Loan Agreement as more particularly set forth herein.

         Accordingly, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and among the Administrative Agent, Lenders and Borrower as follows:

         1. Exhibit A to the Loan Agreement is hereby amended by inserting the following definitions in their corresponding alphabetical order:

                  "Cash Collateral" has the meaning specified in Section 2.7.7

                  "Cash Collateralize" has the meaning specified in Section
                  2.7.7.

                  "Existing Letter of Credit" means that certain letter of credit #68008359 in the face amount of $94,168.00 issued by Bank of America, N.A. which shall be deemed to have been issued under the terms of this Loan Agreement.

                  "ISP" means, with respect to any Letter of Credit, the "International Standby Practices 1998" published by the Institute of International Banking Law & Practice (or such later version thereof as may be in effect at the time of issuance).

                  "Issuer Documents" means with respect to any Letter of Credit, the Letter of Credit Application, and any other document, agreement and instrument entered into by the L/C Issuer and the Borrower (or any Borrower Subsidiary) or in favor the L/C Issuer and relating to any such Letter of Credit.

                  "L/C Advance" means, with respect to each Lender, such Lender's funding of its participation in any L/C Borrowing in accordance with its Commitment Percentage.

                  "L/C Borrowing" means an extension of credit resulting from a drawing under any Letter of Credit which has not been reimbursed on the date when made or refinanced as a Loan Advance.

                  "L/C Credit Extension" means, with respect to any Letter of Credit, the issuance thereof or extension of the expiry date thereof, or the increase of the amount thereof.

                  "L/C Issuer" means Bank of America, N.A. in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder.

                  "L/C Obligations" means, as at any date of determination, the aggregate amount available to be drawn under all outstanding Letters of Credit plus the aggregate of all Unreimbursed Amounts, including all L/C Borrowings. For purposes of computing the amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 2.7.13. For all purposes of this Agreement, if on any date of determination a Letter of Credit has expired by its terms but any amount may still be drawn thereunder by reason of the operation of Rule 3.14 of the ISP, such Letter of Credit shall be deemed to be "outstanding" in the amount so remaining available to be drawn.

                  "Letter of Credit" means any letter of credit issued hereunder and shall include the Existing Letter of Credit.

                  "Letter of Credit Application" means an application and agreement for the issuance or amendment of a Letter of Credit in the form from time to time in use by the L/C Issuer.

                  "Letter of Credit Expiration Date" means the day that is seven days prior to the Maturity Date then in effect (or, if such day is not a Business Day, the next preceding Business Day).

                  "Letter of Credit Fee" has the meaning specified in Section 2.7.9.

                  "Letter of Credit Sublimit" means an amount equal to $15,000,000.00. The Letter of Credit Sublimit is part of, and not in addition to, the Total Commitment.

                  "Outstanding Amount" means (i) with respect to the Loan on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of the Loan occurring on such date; and (ii) with respect to any L/C Obligations on any date, the amount of such L/C Obligations on such date after giving effect to any L/C Credit Extension occurring on such date and any other changes in the aggregate amount of the L/C Obligations as of such date, including as a result of any reimbursements by the Borrower of Unreimbursed Amounts.

                  "Total Outstandings" means the aggregate Outstanding Amount.

         2.       "Unreimbursed Amount" has the meaning specified in Section
                  2.7.3(i).

         3. The definition of the term "Adjusted Capitalized Value" is hereby amended by deleting the therein to "nine percent (9%)" and replacing same with "eight and three quarters percent (8.75%)".

         4. The definition of the term "Applicable Margin" is hereby amended, effective as of the date of this Amendment, by deleting the chart contained therein and replacing same with the following:

----------------------------------------------------------------------
       Level            Leverage         Applicable      Applicable
                         Ratio           Margin for      Margin for
                                          LIBO Rate    Variable Rate
                                           Loans           Loans
----------------------------------------------------------------------
         1              Leverage          120 basis        0 basis
                        Ratio<50%          points          points
----------------------------------------------------------------------
         2              Leverage          135 basis        0 basis
                       Ratio=>50%          points          points
                        to <60%
----------------------------------------------------------------------
         3              Leverage          150 basis        0 basis
                       Ratio=>60%          points          points
                        to <65%
----------------------------------------------------------------------
         4              Leverage          165 basis       50 basis
                       Ratio=>65%          points          points
----------------------------------------------------------------------

         5. The definition of the term "Availability" is hereby amended by deleting the reference in subsection (a) thereof to "sixty-five percent (65%)" and replacing same with "seventy percent (70%)".

         6. The definition of the term "Established Loan Amount" is hereby deleted in its entirety and shall be replaced with the following:

                  "Established Loan Amount shall mean, as of December 16, 2005, Two Hundred Million Dollars ($200,000,000.00)."

         7. The definition of the term "Implied Debt Service" is hereby deleted in its entirety and shall be replaced with the following:

                  "Implied Debt Service shall mean the greater of (a) the annual amount of principal and interest payable on a hypothetical loan in an amount equal to the Implied Loan Amount, based upon a twenty-five (25) year direct reduction monthly amortization schedule and a per annum interest rate equal to the greater of
                  (i) the actual blended interest rate for the Loan, or (ii) the 10-year Treasury Rate as of the Calculation Date plus 1.50%, or (b) an annual debt service constant of eight percent (8.00%)".

         8. The definition of the term "Implied Loan Amount" is hereby amended by deleting the reference therein to "1.60 to 1.00" and replacing same with "1.50 to 1.00".

         9. The definition of the term "LIBO Rate " is hereby deleted in its entirety and shall be replaced with the following:

                  "LIBO Rate" means, for any Interest Period with respect to an Effective LIBO Rate Advance, the rate per annum equal to the British Bankers Association LIBOR Rate ("BBA LIBOR"), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period. If such rate is not available at such time for any reason, then the "LIBO Rate" for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in same day funds in the approximate amount of the Effective LIBO Rate Advance being made, continued or converted by Bank of America, N.A. and with a term equivalent to such Interest Period would be offered by Bank of America N.A.'s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period."

         10. The definition of the term "Line Percentage" is hereby deleted in its entirety and shall be replaced by the following:

                  "Line Percentage shall mean 0.15% per annum".

         11. The definition of the term "Note" is hereby deleted in its entirety and shall be replaced with the following:

                  "Note shall mean, collectively, the Second Amended and Restated Promissory Notes and the Promissory Notes dated December 16, 2005, payable to each Lender in the aggregate original principal amount of the Established Loan Amount.

         12. The definition of "Permitted Investments" is hereby amended by adding the following at the end of subsection (f) thereof:

                  "Provided, further, that in the event such an Investment in an entity would result in the ownership by the subject Loan Party of fifty percent (50%) or more in the aggregate of the equity interests in such entity, such Investment shall have been approved by the Board of Directors of the entity (or similar governing body if such entity is not a corporation) which is the subject of such Investment and such entity shall not have announced that it will oppose such Investment or shall not have commenced any action which alleges that such Investment will violate any applicable law."

         13. The definition of the term "Total Asset Value" is hereby amended by replacing all references to the amount of "9.00%" with references to the amount of "8.75%".

         14. Section 1.3 of the Loan Agreement is hereby amended by deleting the reference contained therein to "TWO HUNDRED MILLION DOLLARS ($200,000,000.00)" and replacing same with "THREE HUNDRED MILLION DOLLARS ($300,000,000.00)".

         15. Section 2.1.1(iii) of the Loan Agreement is hereby amended by deleting the reference contained therein to "Two Hundred Million ($200,000,000.00) Dollars" and replacing same with "Three Hundred Million ($300,000,000.00) Dollars".

         16. Section 2.2.1 is hereby deleting in its entirety and shall be replaced by the following:

                  "The Loan shall be for a term (the "Initial Term") commencing on the date hereof and ending on January 30, 2008 or such earlier date as the Loan is accelerated pursuant to the terms of this Agreement upon an Event of Default (the "Initial Maturity Date"). The Initial Term may be extended for one year ("Extended Term") until January 30, 2009 ("Extended Maturity Date") upon satisfaction of the conditions set forth in
                  Section 2.2.3 (hereinafter, the Initial Maturity Date and the Extended Maturity Date may be referred to herein sometimes as the "Maturity Date" as may be applicable)."

         17. Section 2.3.6 is hereby amended by deleting the second sentence thereof and replacing same with the following:

                  "At no time shall there be outstanding a total of more than six (6) Effective LIBO Rate Advances combined at any time."

         18.      Section 2.3.9 is hereby amended by deleting therefrom "five
                  (5) days'" and replacing the same with the following:

                  "two (2) Business Days"

         19. Sections 2.4.3 and 2.4.4 of the Loan Agreement are hereby deleted in their entirety.

         20. Section 2.7 is hereby deleted in its entirety and shall be replaced by the following:

                  2.7      Letters of Credit.

                           2.7.1    The Letter of Credit Commitment.

                                    (i) Subject to the terms and conditions set
         forth herein, (A) the L/C Issuer agrees, in reliance upon the agreements of the Lenders set forth in this Section 2.7, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date, to issue Letters of Credit for the account of the Borrower or Borrower Subsidiaries, and to amend or extend Letters of Credit previously issued by it, in accordance with
         Section 2.7.2 below, and (2) to honor drawings under the Letters of Credit; and (B) the Lenders severally agree to participate in Letters of Credit issued for the account of the Borrower, Borrower Subsidiaries and any drawings thereunder; provided that after giving effect to any L/C Credit Extension with respect to any Letter of Credit, (x) the Total Outstandings shall not exceed the Total Commitment, (y) the aggregate Outstanding Amount of the Loans of any Lender, plus such Lender's Commitment Percentage of the Outstanding Amount of all L/C Obligations, shall not exceed such Lender's Commitment, and (z) the Outstanding Amount of the L/C Obligations shall not exceed the Letter of Credit Sublimit. Each request by the Borrower for the issuance or amendment of a Letter of Credit shall be deemed to be a representation by the Borrower that the L/C Credit Extension so requested complies with the conditions set forth in the proviso to the preceding sentence. Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower's ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed. All Existing Letters of Credit shall be deemed to have been issued pursuant hereto, and from and after the Closing Date shall be subject to and governed by the terms and conditions hereof.

                                    (ii) The L/C Issuer shall not issue any
         Letter of Credit, if:

                                          (A) subject to Section 2.7.2(iii), the
                  expiry date of such requested Letter of Credit would occur more than twelve months after the date of issuance or last extension, unless the Required Lenders have approved such expiry date; or

                                          (B) the expiry date of such requested
                  Letter of Credit would occur after the Letter of Credit Expiration Date, unless all the Lenders have approved such expiry date, subject to Section 2.7.7.

                                    (iii) The L/C Issuer shall not be under any
         obligation to issue any Letter of Credit if:

                                          (A) any order, judgment or decree of
                  any Governmental Authority or arbitrator shall by its terms purport to enjoin or restrain the L/C Issuer from issuing such Letter of Credit, or any Legal Requirement applicable to the L/C Issuer or any request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over the L/C Issuer shall prohibit, or request that the L/C Issuer refrain from, the issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon the L/C Issuer with respect to such Letter of Credit any restriction, reserve or capital requirement (for which the L/C Issuer is not otherwise compensated hereunder) not in effect on the Closing Date, or shall impose upon the L/C Issuer any unreimbursed loss, cost or expense which was not applicable on the Closing Date and which the L/C Issuer in good faith deems material to it;

                                          (B) the issuance of such Letter of
                  Credit would violate one or more policies of the L/C Issuer;

                                          (C) except as otherwise agreed by the
                  Administrative Agent and the L/C Issuer, such Letter of Credit is in an initial stated amount less than $25,000.00, in the case of a standby Letter of Credit;

                                          (D) such Letter of Credit is to be
                  denominated in a currency other than Dollars;

                                          (E) such Letter of Credit contains any
                  provisions for automatic reinstatement of the stated amount after any drawing thereunder; or

                                          (F) a default of any Lender's
                  obligations to fund under Section 2.7.3 exists or any Lender is at such time a Delinquent Lender hereunder, unless the L/C Issuer has entered into satisfactory arrangements with the Borrower or such Lender to eliminate the L/C Issuer's risk with respect to such Lender, subject to the provisions of
                  Section 13.2.8.

                                    (iv) The L/C Issuer shall be under no
         obligation to amend any Letter of Credit if (A) the L/C Issuer would have no obligation at such time to issue such Letter of Credit in its amended form under the terms hereof, or (B) the beneficiary of such Letter of Credit does not accept the proposed amendment to such Letter of Credit.

                                    (v) The L/C Issuer shall act on behalf of
         the Lenders with respect to any Letters of Credit issued by it and the documents associated therewith, and the L/C Issuer shall have all of the benefits and immunities (A) provided to the Administrative Agent in
         Article 13 with respect to any acts taken or omissions suffered by the L/C Issuer in connection with Letters of Credit issued by it or proposed to be issued by it and Issuer Documents pertaining to such Letters of Credit as fully as if the term "Administrative Agent" as used in Article 13 included the L/C Issuer with respect to such acts or omissions, and (B) as additionally provided herein with respect to the L/C Issuer.

                  2.7.2 Procedures for Issuance and Amendment of Letters of Credit; Auto-Extension Letters of Credit.

                           (i) Each Letter of Credit shall be issued or amended, as the case may be, upon the request of the Borrower delivered to the L/C Issuer (with a copy to the Administrative Agent) in the form of a Letter of Credit Application, appropriately completed and signed by an Authorized Representative of the Borrower. Such Letter of Credit Application must be received by the L/C Issuer and the Administrative Agent not later than 11:00 a.m. (Eastern Time) at least two Business Days (or such later date and time as the Administrative Agent and the L/C Issuer may agree in a particular instance in their sole discretion) prior to the proposed issuance date or date of amendment, as the case may be. In the case of a request for an initial issuance of a Letter of Credit, such Letter of Credit Application shall specify in form and detail reasonably satisfactory to the L/C Issuer: (A) the proposed issuance date of the requested Letter of Credit (which shall be a Business Day); (B) the amount thereof; (C) the expiry date thereof; (D) the name and address of the beneficiary thereof; (E) the documents to be presented by such beneficiary in case of any drawing thereunder; (F) the full text of any certificate to be presented by such beneficiary in case of any drawing thereunder; and (G) such other matters as the L/C Issuer may reasonably require. In the case of a request for an amendment of any outstanding Letter of Credit, such Letter of Credit Application shall specify in form and detail satisfactory to the L/C Issuer (1) the Letter of Credit to be amended; (2) the proposed date of amendment thereof (which shall be a Business Day); (3) the nature of the proposed amendment; and (4) such other matters as the L/C Issuer may reasonably require. Additionally, the Borrower shall furnish to the L/C Issuer and the Administrative Agent such other documents and information pertaining to such requested Letter of Credit issuance or amendment, including any Issuer Documents, as the L/C Issuer or the Administrative Agent may reasonably require.

                           (ii) Promptly after receipt of any Letter of Credit Application, the L/C Issuer will provide the Administrative Agent with a copy thereof. Unless the L/C Issuer has received written notice from any Lender, the Administrative Agent or any Loan Party, at least one Business Day prior to the requested date of issuance or amendment of the applicable Letter of Credit, that one or more applicable conditions contained in Sections 2.1.3(ii) or 2.1.3(iii) shall not then be satisfied, then, subject to the terms and conditions hereof, the L/C Issuer shall, on the requested date, issue a Letter of Credit for the account of the Borrower or the applicable Borrower Subsidiary or enter into the applicable amendment, as the case may be, in each case in accordance with the L/C Issuer's usual and customary business practices. Immediately upon the issuance of each Letter of Credit, each Lender shall be deemed to, and hereby irrevocably and unconditionally agrees to, purchase from the L/C Issuer a risk participation in such Letter of Credit in an amount equal to the product of such Lender's Commitment Percentage times the amount of such Letter of Credit.

                           (iii) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that has automatic extension provisions (each, an "Auto-Extension Letter of Credit"); provided that any such Auto-Extension Letter of Credit must permit the L/C Issuer to prevent any such extension at least once in each twelve-month period (commencing with the date of issuance of such Letter of Credit) by giving prior notice to the beneficiary thereof not later than a day (the "Non-Extension Notice Date") in each such twelve-month period to be agreed upon at the time such Letter of Credit is issued. Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer for any such extension. Once an Auto-Extension Letter of Credit has been issued, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to permit the extension of such Letter of Credit at any time to an expiry date not later than the Letter of Credit Expiration Date; provided, however, that the L/C Issuer shall not permit any such extension if (A) the L/C Issuer has determined that it would not be permitted, or would have no obligation, at such time to issue such Letter of Credit in its revised form (as extended) under the terms hereof (by reason of the provisions of clause (ii) or (iii) of Section 2.7.1 or otherwise), or (B) it has received notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Extension Notice Date (1) from the Administrative Agent that the Required Lenders have elected not to permit such extension or (2) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Sections 2.1.3(ii) or 2.1.3(iii) are not then satisfied, and in each such case directing the L/C Issuer not to permit such extension.

                           (iv) If the Borrower so requests in any applicable Letter of Credit Application, the L/C Issuer may, in its sole and absolute discretion, agree to issue a Letter of Credit that permits the automatic reinstatement of all or a portion of the stated amount thereof after any drawing thereunder (each, an "Auto-Reinstatement Letter of Credit"). Unless otherwise directed by the L/C Issuer, the Borrower shall not be required to make a specific request to the L/C Issuer to permit such reinstatement. Once an Auto-Reinstatement Letter of Credit has been issued, except as provided in the following sentence, the Lenders shall be deemed to have authorized (but may not require) the L/C Issuer to reinstate all or a portion of the stated amount thereof in accordance with the provisions of such Letter of Credit. Notwithstanding the foregoing, if such Auto-Reinstatement Letter of Credit permits the L/C Issuer to decline to reinstate all or any portion of the stated amount thereof after a drawing thereunder by giving notice of such non-reinstatement within a specified number of days after such drawing (the "Non-Reinstatement Deadline"), the L/C Issuer shall not permit such reinstatement if it has received a notice (which may be by telephone or in writing) on or before the day that is five Business Days before the Non-Reinstatement Deadline (A) from the Administrative Agent that the Required Lenders have elected not to permit such reinstatement or (B) from the Administrative Agent, any Lender or the Borrower that one or more of the applicable conditions specified in Sections 2.1.3(ii) or 2.1.3(iii) are not then satisfied (treating such reinstatement as an L/C Credit Extension for purposes of this clause) and, in each case, directing the L/C Issuer not to permit such reinstatement.

                            (v) Promptly after its delivery of any Letter of Credit or any amendment to a Letter of Credit to an advising bank with respect thereto or to the beneficiary thereof, the L/C Issuer will also deliver to the Borrower and the Administrative Agent a true and complete copy of such Letter of Credit or amendment.

                  2.7.3  Drawings and Reimbursements; Funding of Participations.

                           (i) Upon receipt from the beneficiary of any Letter of Credit of any notice of a drawing under such Letter of Credit, the L/C Issuer shall notify the Borrower and the Administrative Agent thereof. Not later than 11:00 a.m. (Eastern Time) on the date of any payment by the L/C Issuer under a Letter of Credit (each such date, an "Honor Date"), the Borrower shall reimburse the L/C Issuer through the Administrative Agent in an amount equal to the amount of such drawing. If the Borrower fails to so reimburse the L/C Issuer by such time, the Administrative Agent shall promptly notify each Lender of the Honor Date, the amount of the unreimbursed drawing (the "Unreimbursed Amount"), and the amount of such Lender's Commitment Percentage thereof. In such event, the Borrower shall be deemed to have requested a Variable Rate Advance under the Note to be disbursed on the Honor Date in an amount equal to the Unreimbursed Amount, without regard to the minimum and multiples specified in Section 2.1 for the principal amount of the Loan, but subject to the amount of the unutilized portion of the Total Commitment and the conditions set forth in Sections 2.1.3(ii) and 2.1.3(iii). Any notice given by the L/C Issuer or the Administrative Agent pursuant to this Section 2.7.3(i) may be given by telephone if immediately confirmed in writing; provided that the lack of such an immediate confirmation shall not affect the conclusiveness or binding effect of such notice.

                           (ii) Each Lender shall upon any notice pursuant to
         Section 2.7.3(i) make funds available to the Administrative Agent for the account of the L/C Issuer at the Administrative Agent's Office in an amount equal to its Commitment Percentage of the Unreimbursed Amount not later than 1:00 p.m. (Eastern Time) on the Business Day specified in such notice by the Administrative Agent, whereupon, subject to the provisions of Section 2.7.3(iii), each Lender that so makes funds available shall be deemed to have made a Variable Rate Advance to the Borrower in such amount. The Administrative Agent shall remit the funds so received to the L/C Issuer.

                           (iii) With respect to any Unreimbursed Amount that is not fully refinanced by a Loan Advance because the conditions set forth in Section 2.1.3(ii) or 2.1.3(iii) cannot be satisfied or for any other reason, the Borrower shall be deemed to have incurred from the L/C Issuer an L/C Borrowing in the amount of the Unreimbursed Amount that is not so refinanced, which L/C Borrowing shall be due and payable on demand (together with interest) and shall bear interest at the Default Rate. In such event, each Lender's payment to the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.7.3 (ii) shall be deemed payment in respect of its participation in such L/C Borrowing and shall constitute an L/C Advance from such Lender in satisfaction of its participation obligation under this Section 2.7.

                           (iv) Until each Lender funds its Commitment
         Percentage of any Loan Advance or L/C Advance pursuant to this Section
         2.7.3 to reimburse the L/C Issuer for any amount drawn under any Letter of Credit, interest in respect of such Lender's Commitment Percentage of such amount shall be solely for the account of the L/C Issuer.

                           (v) Each Lender's obligation to make Loan Advances or L/C Advances to reimburse the L/C Issuer for amounts drawn under Letters of Credit, as contemplated by this Section 2.7.3, shall be absolute and unconditional and shall not be affected by any circumstance, including (A) any setoff, counterclaim, recoupment, defense or other right which such Lender may have against the L/C Issuer, the Borrower or any other Person for any reason whatsoever; (B) the occurrence or continuance of a Default, or (C) any other occurrence, event or condition, whether or not similar to any of the foregoing; provided, however, that each Lender's obligation to make Loans pursuant to this Section 2.7.3 is subject to the conditions set forth in Sections 2.1.3(ii) or 2.1.3(iii). No such making of an L/C Advance shall relieve or otherwise impair the obligation of the Borrower to reimburse the L/C Issuer for the amount of any payment made by the L/C Issuer under any Letter of Credit, together with interest as provided herein.

                           (vi) If any Lender fails to make available to the Administrative Agent for the account of the L/C Issuer any amount required to be paid by such Lender pursuant to the foregoing provisions of this Section 2.7.3 by the time specified in Section 2.7.3(ii), the L/C Issuer shall be entitled to recover from such Lender (acting through the Administrative Agent), on demand, such amount with interest thereon for the period from the date such payment is required to the date on which such payment is immediately available to the L/C Issuer at a rate per annum equal to the greater of the Federal Funds Rate and a rate determined by the L/C Issuer in accordance with banking industry rules on interbank compensation. A certificate of the L/C Issuer submitted to any Lender (through the Administrative Agent) with respect to any amounts owing under this clause (vi) shall be conclusive absent manifest error.

                  2.7.4    Repayment of Participations.

                           (i) At any time after the L/C Issuer has made a payment under any Letter of Credit and has received from any Lender such Lender's L/C Advance in respect of such payment in accordance with
         Section 2.7.3, if the Administrative Agent receives for the account of the L/C Issuer any payment in respect of the related Unreimbursed Amount or interest thereon (whether directly from the Borrower or otherwise, including proceeds of Cash Collateral applied thereto by the Administrative Agent), the Administrative Agent will distribute to such Lender its Commitment Percentage thereof (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's L/C Advance was outstanding) in the same funds as those received by the Administrative Agent.

                           (ii) If any payment received by the Administrative Agent for the account of the L/C Issuer pursuant to Section 2.7.3(i) is required to be returned under any of the provisions of this Agreement (including pursuant to any settlement entered into by the L/C Issuer in its discretion), each Lender shall pay to the Administrative Agent for the account of the L/C Issuer its Commitment Percentage thereof on demand of the Administrative Agent, plus interest thereon from the date of such demand to the date such amount is returned by such Lender, at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under this clause shall survive the payment in full of the Obligations and the termination of this Agreement.

                  2.7.5 Obligations Absolute. The obligation of the Borrower to reimburse the L/C Issuer for each drawing under each Letter of Credit and to repay each L/C Borrowing shall be absolute, unconditional and irrevocable, and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including the following:

                           (i) any lack of validity or enforceability of such Letter of Credit, this Agreement, or any other Loan Document;

                           (ii) the existence of any claim, counterclaim, setoff, defense or other right that the Borrower or any Borrower Subsidiary may have at any time against any beneficiary or any transferee of such Letter of Credit (or any Person for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by such Letter of Credit or any agreement or instrument relating thereto, or any unrelated transaction;

                           (iii) any draft, demand, certificate or other document presented under such Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect; or any loss or delay in the transmission or otherwise of any document required in order to make a drawing under such Letter of Credit;

                           (iv) any payment by the L/C Issuer under such Letter of Credit against presentation of a draft or certificate that does not strictly comply with the terms of such Letter of Credit; or any payment made by the L/C Issuer under such Letter of Credit to any Person purporting to be a trustee in bankruptcy, debtor-in-possession, assignee for the benefit of creditors, liquidator, receiver or other representative of or successor to any beneficiary or any transferee of such Letter of Credit, including any arising in connection with any proceeding under any debtor relief Legal Requirement; or

                           (v) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing, including any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Borrower or any Borrower Subsidiary.

         The Borrower shall promptly examine a copy of each Letter of Credit and each amendment thereto that is delivered to it and, in the event of any claim of noncompliance with the Borrower's instructions or other irregularity, the Borrower will, immediately after discovery thereof, notify the L/C Issuer. The Borrower shall be conclusively deemed to have waived any such claim against the L/C Issuer and its correspondents unless such notice is given as aforesaid.

                  2.7.6 Role of L/C Issuer. Each Lender and the Borrower agree that, in paying any drawing under a Letter of Credit, the L/C Issuer shall not have any responsibility to obtain any document (other than any sight draft, certificates and documents expressly required by the Letter of Credit) or to ascertain or inquire as to the validity or accuracy of any such document or the authority of the Person executing or delivering any such document. None of the L/C Issuer, the Administrative Agent, any of their respective Affiliates nor any correspondent, participant or assignee of the L/C Issuer shall be liable to any Lender for (i) any action taken or omitted in connection herewith at the request or with the approval of the Lenders or the Required Lenders, as applicable; (ii) any action taken or omitted in the absence of gross negligence or willful misconduct; or (iii) the due execution, effectiveness, validity or enforceability of any document or instrument related to any Letter of Credit or Issuer Document. The Borrower hereby assumes all risks of the acts or omissions of any beneficiary or transferee with respect to its use of any Letter of Credit; provided, however, that this assumption is not intended to, and shall not, preclude the Borrower's pursuing such rights and remedies as it may have against the beneficiary or transferee at law or under any other agreement. None of the L/C Issuer, the Administrative Agent, any of their respective Affiliates nor any correspondent, participant or assignee of the L/C Issuer shall be liable or responsible for any of the matters described in clauses (i) through (v) of
Section 2.7.5 provided, however, that anything in such clauses to the contrary notwithstanding, the Borrower may have a claim against the L/C Issuer, and the L/C Issuer may be liable to the Borrower, to the extent, but only to the extent, of any direct, as opposed to consequential or exemplary, damages suffered by the Borrower which the Borrower proves were caused by the L/C Issuer's willful misconduct or gross negligence or the L/C Issuer's willful failure to pay under any Letter of Credit after the presentation to it by the beneficiary of a sight draft and certificate(s) strictly complying with the terms and conditions of a Letter of Credit. In furtherance and not in limitation of the foregoing, the L/C Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary, and the L/C Issuer shall not be responsible for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason.

         2.7.7 Cash Collateral. Upon the request of the Administrative Agent,
(i) if the L/C Issuer has honored any full or partial drawing request under any Letter of Credit and such drawing has resulted in an L/C Borrowing, or (ii) if, as of the Letter of Credit Expiration Date, any L/C Obligation for any reason remains outstanding, the Borrower shall, in each case, immediately Cash Collateralize the then Outstanding Amount of all L/C Obligations. For purposes of this Agreement, "Cash Collateralize" means to pledge and deposit with or deliver to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, as collateral for the L/C Obligations, cash or deposit account balances (the "Cash Collateral") pursuant to documentation in form and substance satisfactory to the Administrative Agent and the L/C Issuer (which documents are hereby consented to by the Lenders). Derivatives of such term have corresponding meanings. The Borrower hereby grants to the Administrative Agent, for the benefit of the L/C Issuer and the Lenders, a security interest in all such Cash Collateral and all proceeds of the foregoing. Cash Collateral shall be maintained in blocked, non-interest bearing deposit accounts at Bank of America.

         2.7.8 Applicability of ISP and UCP. Unless otherwise expressly agreed by the L/C Issuer and the Borrower when a Letter of Credit is issued (including any such agreement applicable to an Existing Letter of Credit), the rules of the ISP shall apply to each standby Letter of Credit.

         2.7.9 Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of each Lender in accordance with its Commitment Percentage an annual Letter of Credit fee (the "Letter of Credit Fee") for each standby Letter of Credit equal to the Applicable Margin for Effective LIBO Rate Advances times the maximum stated amount available to be drawn under such Letter of Credit. For purposes of computing the daily amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 2.7.13. Letter of Credit Fees shall be (i) computed on a quarterly basis in arrears and (ii) due and payable on the first Business Day after the end of each March, June, September and December, commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. The first and last payments of such Letter of Credit fee are to be prorated based upon the partial calendar quarters to which they apply. If there is any change in the Applicable Margin for Effective LIBO Rate Advances during any quarter, the daily amount available to be drawn under each standby Letter of Credit shall be computed and multiplied by the Applicable Margin for Effective LIBO Rate Advances separately for each period during such quarter that such Applicable Rate was in effect. Notwithstanding anything to the contrary contained herein, upon the request of the Required Lenders, while any Event of Default exists, all Letter of Credit Fees shall accrue at the Default Rate.

         2.7.10 Fronting Fee and Documentary and Processing Charges Payable to L/C Issuer. The Borrower shall pay directly to the L/C Issuer for its own account a fronting fee (i) with respect to each Letter of Credit, of one eighth of one percent (.125%) per annum, computed on the maximum stated amount of such Letter of Credit. Such fronting fee shall be due and payable on the first Business Day after the end of each March, June, September and December in respect of the most recently-ended quarterly period (or portion thereof, in the case of the first payment), commencing with the first such date to occur after the issuance of such Letter of Credit, on the Letter of Credit Expiration Date and thereafter on demand. For purposes of computing the maximum stated amount available to be drawn under any Letter of Credit, the amount of such Letter of Credit shall be determined in accordance with Section 2.7.13. In addition, the Borrower shall pay directly to the L/C Issuer for its own account the customary issuance, presentation, amendment and other processing fees, and other standard costs and charges, of the L/C Issuer relating to letters of credit as from time to time in effect. Such customary fees and standard costs and charges are due and payable on demand and are nonrefundable.

         2.7.11 Conflict with Issuer Documents. In the event of any conflict between the terms hereof and the terms of any Issuer Document, the terms hereof shall control.

         2.7.12 Letters of Credit Issued for Borrower Subsidiaries. Notwithstanding that a Letter of Credit issued or outstanding hereunder is in support of any obligations of, or is for the account of, a Borrower Subsidiary, the Borrower shall be obligated to reimburse the L/C Issuer hereunder for any and all drawings under such Letter of Credit. The Borrower hereby acknowledges that the issuance of Letters of Credit for the account of Borrower Subsidiaries inures to the benefit of the Borrower, and that the Borrower's business derives substantial benefits from the businesses of such Borrower Subsidiaries.

         2.7.13. Amount. Unless otherwise specified herein, the amount of a Letter of Credit at any time shall be deemed to be the stated amount of such Letter of Credit in effect at such time; provided, however, that with respect to any Letter of Credit that, by its terms or the terms of any Issuer Document related thereto, provides for one or more automatic increases in the stated amount thereof, the amount of such Letter of Credit shall be deemed to be the maximum stated amount of such Letter of Credit after giving effect to all such increases, whether or not such maximum stated amount is in effect at such time."

         21.      The Loan Agreement is hereby amended by inserting new Section
                  7.29 as follows:

                  "7.29 USA PATRIOT Act Notice. Each Lender that is subject to the Act (as hereinafter defined) and the Administrative Agent (for itself and not on behalf of any Lender) hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow such Lender or the Administrative Agent, as applicable, to identify the Borrower in accordance with the Act."

         22. Section 8.3 is hereby amended by adding new subsection 8.3.14 as follows:

                  "8.3.14. The creation of further condominium units in the Individual Property owned by Cedar-Revere, LLC, and the performance of construction in connection therewith, subject to the Administrative Agent's reasonable approval of the condominium documents creating such additional units and such normal and customary due diligence as the Administrative Agent may reasonably require."

         23. Section 8.4.3 is hereby deleted in its entirety and shall be replaced with the following".

                  "8.4.3 Individual Property secured Debt of the Borrower, CSC or any Borrower Subsidiary which is recourse to the Borrower or CSC consistent with customary project finance market terms and conditions (excluding (a) the construction loan facility on the property located at 32nd Street and Trindle Road, Camp Hill, Pennsylvania 17011 and (b) the Obligations) in an amount not to exceed fifteen percent (15%) of the Total Asset Value in the aggregate outstanding at any one time, provided that the Borrower will be in compliance with the Financial Covenants considering the consequences of the incurrence of such Debt;"

         24. Section 14.7 is hereby amended by inserting the following text at the end thereof:

                  "and shall also be subject to the terms and provisions of any condominium documents as to which a Collateral Property is subject."

         25. Exhibit B-1 to the Loan Agreement is hereby deleted in its entirety and shall be replaced with the Exhibit B-1 attached hereto as Exhibit E.

         26. Exhibit F to the Loan Agreement is hereby deleted in its entirety and shall be replaced with the Exhibit F attached hereto as Exhibit A.

         27. Exhibit G to the Loan Agreement is hereby deleted in its entirety and shall be replaced with the Exhibit G attached hereto as Exhibit F.

         28. Immediately after the execution hereof, Exhibit I to the Loan Agreement shall be deemed deleted in its entirety and shall be replaced with the Exhibit I attached hereto as Exhibit B.

         29. Immediately after the execution hereof, Exhibit J to the Loan Agreement shall be deemed deleted in its entirety and shall be replaced with the Exhibit J attached hereto as Exhibit C. The Borrower hereby certifies, warrants and represents that, to the best of Borrower's knowledge, the Individual Properties being added as Borrowing Base Properties satisfy the Borrowing Base Requirements and the related Eligibility Criteria, all as set forth in the Loan Agreement.

         30. Immediately after the execution hereof, Schedule 6.14.2(i) to the Loan Agreement shall be deemed deleted in its entirety and shall be replaced with the Schedule 6.14.2(i) attached hereto as Exhibit D.

         31. The Borrower hereby ratifies, confirms, and reaffirms all of the terms and conditions of the Loan Agreement, and all of the other documents, instruments, and agreements evidencing the Loan Arrangement including, without limitation, the Note. The Borrower further acknowledges and agrees that all of the terms and conditions of the Loan Arrangement shall remain in full force and effect except as expressly provided in this Fourth Amendment. No novation of the indebtedness evidenced by the Note, the Loan Agreement or any other Loan Document shall occur as a result of the execution of this Fourth Amendment.

         32. Any determination that any provision of this Fourth Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not effect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality or enforceability of any other provisions of this Fourth Amendment.

         33. This Fourth Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Fourth Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         34. The Loan Agreement, as amended by this Fourth Amendment, constitutes the entire agreement of the parties regarding the matters contained herein and shall not be modified by any prior oral or written communications.

         35. The Borrower acknowledges, confirms and agrees that it has no offsets, defenses, claims or counterclaims against the Administrative Agent or the Lenders with respect to any of the Borrower's liabilities and obligations to the Administrative Agent or the Lenders under the Loan Arrangement, and to the extent that the Borrower has any such claims under the Loan Arrangement, the Borrower affirmatively WAIVES and RENOUNCES such claims as of the date hereof.

         36. Disclaimer of Fiduciary Relationship with Lead Arranger or its Affiliates. The Borrower, on behalf of itself, its subsidiaries and affiliates and any other person controlled by the Borrower (each of the Borrower, its subsidiaries and affiliates and such other persons, a "Borrower Entity"), acknowledges and agrees in connection with all aspects of the transactions contemplated by the Loan Arrangement, as modified to date, that (a) Borrower and each of the Borrower Entities and (b) Banc of America Securities LLC as the Lead Arranger (the "Lead Arranger") and any of the affiliates through which the Lead Arranger may be acting, have an arms length business relationship that creates no fiduciary duty. The Borrower on behalf of itself and each other Borrower Entity hereby expressly disclaims that any fiduciary relationship exists between the parties by way of this Loan Arrangement or otherwise.

         37. Conditions Precedent. This Fourth Amendment shall become effective as of the date first above written, as such time when all of the following conditions are satisfied:

                  a.       All Lenders shall have executed this Fourth
                           Amendment.

                  b.       The Borrower shall have executed this Fourth
                           Amendment.

                  c. The Lenders shall have received such executed resolutions, secretary's certificates and certificates of legal existence as the Administrative Agent may specify all in form and substance satisfactory to the Administrative Agent and its counsel.

                  d. The Lenders shall have received such legal opinions for the Borrower and such other parties as the Administrative Agent may require, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  e. The Lenders shall have received such title endorsements as the Administrative Agent may require to insure the continuing priority of the Lenders' liens and security interests, all in form and substance satisfactory to the Administrative Agent and its counsel.

                  f. The Borrower shall have paid the fees, costs and expenses of the Administrative Agent's counsel in connection with this Fourth Amendment.

             [The balance of this page is intentionally left blank]

         IN WITNESS WHEREOF, this Fourth Amendment has been executed as a sealed instrument as of the date first set forth above.

                                    BORROWER:

                                    CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership

                                    By:     Cedar Shopping Centers, Inc.,
                                            its general partner


                                            By: /s/  Leo S. Ullman
                                                ---------------------------
                                            Name: Leo S. Ullman
                                            Title: President


                                    ADMINISTRATIVE AGENT:

                                    BANK OF AMERICA, N.A.


                                    By:     /s/ Michael W. Edwards
                                            ---------------------------
                                    Name:   Michael W. Edwards
                                    Title:  Senior Vice President


                                    LENDERS:

                                    BANK OF AMERICA, N.A.


                                    By:     /s/ Michael W. Edwards
                                            ---------------------------
                                    Name:   Michael W. Edwards
                                    Title:  Senior Vice President

                                    COMMERZBANK AG NEW YORK BRANCH

                                    By:     /s/ Christian Berry
                                            ---------------------------
                                    Name:   Christian Berry
                                    Title:  Vice President

                                    By:     /s/ Ralph C. Marra, Jr.
                                            ---------------------------
                                    Name:   Ralph C. Marra, Jr.
                                    Title:  Vice President


                                    PB CAPITAL CORPORATION


                                    By:     /s/ Michael J. Rogers
                                            ---------------------------
                                    Name:   Michael J. Rogers
                                    Title:  Assistant Vice President

                                    By:     /s/ Olivia Lam
                                            ---------------------------
                                    Name:   Olivia Lam
                                    Title:  Assistant Vice President


                                    MANUFACTURERS AND TRADERS TRUST COMPANY


                                    By:     /s/ Peter J. Ostrowski
                                            ---------------------------
                                    Name:   Peter J. Ostrowski
                                    Title:  Vice President


                                    SOVEREIGN BANK


                                    By:     /s/ T. Gregory Donohue
                                            ------------------------
                                    Name:   T. Gregory Donohue
                                    Title:  Senior Vice President

                                    RAYMOND JAMES BANK, FSB


                                    By:     /s/ Tom Macina
                                            ----------------------------
                                    Name:   Tom Macina
                                    Title:  Senior Vice President


                                    CITIZENS BANK OF PENNSYLVANIA


                                    By:     /s/ Robert L. Schopf
                                            ---------------------------
                                    Name:   Robert L. Schopf
                                    Title:  Vice President


                                    KEYBANK, NATIONAL ASSOCIATION


                                    By:     /s/ Gregory W. Lane
                                            ---------------------------
                                    Name:   Gregory W. Lane
                                    Title:  Relationship Manager


                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By:     /s/ Stephen J. Shockey__
                                            ----------------------
                                    Name:   Stephen J. Shockey
                                    Title:  First Vice President

                                EXHIBIT A

                       EXHIBIT F TO LOAN AGREEMENT

         OWNERSHIP INTERESTS AND TAXPAYER IDENTIFICATION NUMBERS

----------------------------------------------------------------------------------------------------------
ENTITY NAME                             PARTNERS/MEMBERS                        TAX IDENTIFICATION NUMBER
-----------                             ----------------                        -------------------------
----------------------------------------------------------------------------------------------------------
Cedar-South Philadelphia I, LLC         Cedar-South Philadelphia II, LLC (100%) 90-0082050
----------------------------------------------------------------------------------------------------------
Cedar-South Philadelphia II, LLC        Cedar Shopping Centers Partnership,     90-0082060
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar-Riverview LP                      Cedar-Riverview LLC (1%; general        20-0422200
                                        partner); CSC-Riverview LLC (99%;
                                        limited partner)
----------------------------------------------------------------------------------------------------------
Cedar-Riverview LLC                     Cedar Shopping Centers Partnership,     20-0151534
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
CSC-Riverview LLC                       Cedar Shopping Centers Partnership,     20-0151125
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar Lender LLC                        Cedar Shopping Centers Partnership,     20-0447171
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Delaware 1851 Associates, LP            Cedar-Columbus LLC (1%; general         23-2999402
                                        partner); CSC-Columbus LLC (99%;
                                        limited partner)
----------------------------------------------------------------------------------------------------------
Cedar-Columbus LLC                      Cedar Shopping Centers Partnership,     20-0151547
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar Sunset Crossing, LLC              Cedar Shopping Centers Partnership,     20-0579586
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
CSC-Columbus LLC                        Cedar Shopping Centers Partnership,     20-0151526
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar Dubois, LLC                       Cedar Shopping Centers Partnership,     20-0768567
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Swede Square Associates, L.P.           Swede Square, LLC (0.1%; general        02-0673581
                                        partner); Cedar Shopping Centers
                                        Partnership, L.P. (99.9%; limited
                                        partner)
----------------------------------------------------------------------------------------------------------
Swede Square, LLC                       Cedar Shopping Centers Partnership,     02-0673593
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar Lake Raystown, LLC                Cedar Shopping Centers Partnership,     20-1158059
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar Huntingdon, LLC                   Cedar Shopping Centers Partnership,     20-1157929
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar Brickyard, LLC                    Cedar Shopping Centers Partnership,     20-2011661
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar St. James, LLC                    Cedar Shopping Centers Partnership,     20-2311739
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar Kenley Village, LLC               Cedar Shopping Centers Partnership,     20-2311870
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar-Valley Plaza, LLC                 Cedar Shopping Centers Partnership,     42-1596164
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar-Glen Allen UK, LLC                Cedar Shopping Centers Partnership,     20-3797757
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar-Fredericksburg UK, LLC            Cedar Shopping Centers Partnership,     20-3797657
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar-Salem Run, LLC                    Cedar Shopping Centers Partnership,     20-3797596
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar-VA Commons LLC                    Cedar Shopping Centers Partnership,     20-3797692
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar-Revere LLC                        Cedar Shopping Centers Partnership,     20-3528504
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------
Cedar-Carlisle, LLC                     Cedar Shopping Centers Partnership,     20-3397838
                                        L.P. (100%)
----------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                           EXHIBIT I TO LOAN AGREEMENT

                               LENDERS' COMMITMENT

---------------------------------------------------------------------------------------------------------------------
LENDER                                     COMMITMENT AMOUNT                    COMMITMENT PERCENTAGE
------                                     -----------------                    ---------------------
---------------------------------------------------------------------------------------------------------------------
BANK OF AMERICA, N.A.                      $25,000,000.00                       12.5%
---------------------------------------------------------------------------------------------------------------------
COMMERZBANK AG NEW YORK BRANCH             $25,000,000.00                       12.5%
---------------------------------------------------------------------------------------------------------------------
PB CAPITAL CORPORATION                     $25,000,000.00                       12.5%
---------------------------------------------------------------------------------------------------------------------
MANUFACTURERS AND TRADERS TRUST COMPANY    $23,500,000.00                       11.75%
---------------------------------------------------------------------------------------------------------------------
SOVEREIGN BANK                             $23,500,000.00                       11.75%
---------------------------------------------------------------------------------------------------------------------
RAYMOND JAMES BANK, FSB                    $14,000,000.00                       7.0%
---------------------------------------------------------------------------------------------------------------------
CITIZENS BANK OF PENNSYLVANIA              $25,000,000.00                       12.5%
---------------------------------------------------------------------------------------------------------------------
KEYBANK, NATIONAL ASSOCIATION              $25,000,000.00                       12.5%
---------------------------------------------------------------------------------------------------------------------
LASALLE BANK NATIONAL ASSOCIATION          $14,000,000.00                       7.0%
---------------------------------------------------------------------------------------------------------------------
TOTAL                                      $200,000,000.00                      100%
---------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT C

                           EXHIBIT J TO LOAN AGREEMENT

------------------------------------------------------------------------------------------------
                                                            ADJUSTED APPRAISED VALUE
BORROWING BASE PROPERTY                                     AS OF DECEMBER  , 2005
-----------------------                                     ----------------------
------------------------------------------------------------------------------------------------
South Philadelphia Shopping Plaza                           $36,400,000.00
Philadelphia, Pennsylvania
------------------------------------------------------------------------------------------------
Riverview Shopping Center                                   $43,200.000.00
Philadelphia, Pennsylvania
------------------------------------------------------------------------------------------------
Sunset Crossing Shopping Center                             $11,250,000.00
Dickson, Pennsylvania
------------------------------------------------------------------------------------------------
Columbus Crossing Shopping Center                           $23,000,000.00
Philadelphia, Pennsylvania
------------------------------------------------------------------------------------------------
Dubois Commons Shopping Center                              $17,690,000.00
Sandy, Pennsylvania
------------------------------------------------------------------------------------------------
Swede Square Shopping Center                                $11,500,000.00
East Norriton, Pennsylvania
------------------------------------------------------------------------------------------------
Lake Raystown Shopping Center                               $6,700,000.00
Smithfield, Pennsylvania
------------------------------------------------------------------------------------------------
Brickyard Shopping Center                                   $28,200,000.00
Berlin, Connecticut
------------------------------------------------------------------------------------------------
Valley Plaza Shopping Center, Hagerstown, Maryland          $9,950,000.00
------------------------------------------------------------------------------------------------
St. James Shopping Center, Hagerstown, Maryland             $4,250,000.00
------------------------------------------------------------------------------------------------
Kenley Village Shopping Center, Hagerstown, Maryland        $3,750,000.00
------------------------------------------------------------------------------------------------
Ukrop's Shopping Center,                                    $16,000,000.00
Fredericksburg, Virginia
------------------------------------------------------------------------------------------------
Ukrop's Shopping Center,                                    $6,300,000.00
Glen Allen, Virginia
------------------------------------------------------------------------------------------------
Virginia Center Commons                                     $4,900,000.00
Glen Allen, Virginia
------------------------------------------------------------------------------------------------
The Shoppes at Salem Run                                    $5,300,000.00
Fredericksburg, Virginia
------------------------------------------------------------------------------------------------
Unit 2 of The Shops at Suffolk Downs                        $19,300,000.00 (As Is)
Condominium                                                 $20,900,000.00 (At Completion)
Revere, Massachusetts
------------------------------------------------------------------------------------------------
Point at Carlisle Shopping Center                           $12,900,000.00
Carlisle, Pennsylvania
------------------------------------------------------------------------------------------------

                                    EXHIBIT D

                      SCHEDULE 6.14.2(i) TO LOAN AGREEMENT

-----------------------------------------------------------------------------------------------------------
BORROWING BASE PROPERTY                          FEE OR LEASEHOLD ESTATE INTEREST
-----------------------                          --------------------------------
-----------------------------------------------------------------------------------------------------------
South Philadelphia Shopping Plaza                Leasehold
Philadelphia, Pennsylvania
-----------------------------------------------------------------------------------------------------------
Riverview Shopping Center                        Fee and Leasehold
Philadelphia, Pennsylvania
-----------------------------------------------------------------------------------------------------------
Sunset Crossing Shopping Center                  Fee
Dickson, Pennsylvania
-----------------------------------------------------------------------------------------------------------
Columbus Crossing Shopping Center                Fee
Philadelphia, Pennsylvania
-----------------------------------------------------------------------------------------------------------
Dubois Commons Shopping Center                   Fee
Sandy, Pennsylvania
-----------------------------------------------------------------------------------------------------------
Swede Square Shopping Center                     Fee
East Norriton, Pennsylvania
-----------------------------------------------------------------------------------------------------------
Lake Raystown Shopping Center                    Fee
Smithfield, Pennsylvania
-----------------------------------------------------------------------------------------------------------
Brickyard Shopping Center                        Fee
Berlin, Connecticut
-----------------------------------------------------------------------------------------------------------
Valley Plaza Shopping Center, Hagerstown,        Fee
Maryland
-----------------------------------------------------------------------------------------------------------
St. James Shopping Center, Hagerstown, Maryland  Fee
-----------------------------------------------------------------------------------------------------------
Kenley Village Shopping Center, Hagerstown,      Fee
Maryland
-----------------------------------------------------------------------------------------------------------
Ukrop's Shopping Center,                         Fee
Fredericksburg, Virginia
-----------------------------------------------------------------------------------------------------------
Ukrop's Shopping Center,                         Fee
Glen Allen, Virginia
-----------------------------------------------------------------------------------------------------------
Virginia Center Commons,                         Fee
Glen Allen, Virginia
-----------------------------------------------------------------------------------------------------------
The Shoppes at Salem Run,                        Fee
Fredericksburg, Virginia
-----------------------------------------------------------------------------------------------------------
Unit 2 of The Shops at Suffolk Downs
Condominium,                                     Fee
Revere, Massachusetts
-----------------------------------------------------------------------------------------------------------
Point at Carlisle Shopping Center                Fee
Carlisle, Pennsylvania
-----------------------------------------------------------------------------------------------------------

RIGHTS OF FIRST REFUSAL

Right of First Refusal, executed on October 31, 2003, and effective as of November 3, 2003, granted by Cedar-Riverview LP, a Pennsylvania limited partnership, to Firehouse Realty Corp., a Pennsylvania corporation, Reed Development Associates, Inc., a Pennsylvania corporation, South River View Plaza, Inc., a Pennsylvania corporation, River View Development Corp., a Pennsylvania corporation, and Riverview Commons, Inc., a Pennsylvania corporation.

Right of First Refusal, executed on November 19, 2003, and effective as of December 9, 2003, granted by Delaware 1851 Associates, LP, a Pennsylvania limited partnership, to Welsh-Square, Inc., a Pennsylvania corporation, Indenture of Trust of Bart Blatstein dated as of June 9, 1998, a Pennsylvania trust, and Irrevocable Indenture of Trust of Barton Blatstein dated July 13, 1999, a Pennsylvania trust.

                                    EXHIBIT E

                          EXHIBIT B-1 TO LOAN AGREEMENT

                    REQUISITION AND AVAILABILITY CERTIFICATE


TO:      Bank of America, N.A. ("Administrative Agent")

RE: Loan Agreement dated as of January 30, 2004 (as amended, the "Loan Agreement") between Administrative Agent, the lenders described therein and Cedar Shopping Centers Partnership, L.P. ("Borrower")

LOAN REQUEST NO.:________________

AMOUNT OF LOAN ADVANCE REQUESTED:$__________________

DATE:________________, 200__

         This Borrower's Certificate and Request for Loan Advance is submitted by Borrower to Administrative Agent pursuant to the provisions of the Loan Agreement in order to induce Lenders to make the Loan Advance identified above. Capitalized terms used herein which are not otherwise specifically defined shall have the same meaning herein as in the Loan Agreement.

         Borrower hereby requests Lenders to make a Loan Advance under the Notes in the following amount:
$_________________.

         The Loan Advance is requested for the following purposes:______________
________________________________________________________________________________
_______________________________________________________________________________.

         The Loan Advance requested of $______________, when added to prior Loan Advances under the Notes of $________________, plus the L/C Exposure of $__________________, will result in aggregate Loans plus L/C Exposure of $_______________.

         The types of Loans requested are as follows:

                  Variable Rate:              $__________________

                  Effective LIBO Rate         $___________________
                                              Interest Period________________

                                              $___________________
                                              Interest Period________________

         The Maximum Loan Amount shall not be exceeded upon the making of the Loan Advance requested hereunder. Calculations of the Maximum Loan Amount, current Loan balance, and amount of the Loan available to be advanced and/or L/C's available to be issued are set forth on the Availability Certificate annexed hereto.

         Borrower hereby certifies, warrants and represents to Administrative Agent and the Lenders that (except for each condition precedent to Lender's obligation to make the requested Loan Advance) this request: (i) constitutes an affirmation by Borrower that, except as otherwise disclosed in writing to the Administrative Agent, each of the warranties and representations made in the Loan Agreement, including, without limitation, the Borrower's continued compliance with the Financial Covenants, as satisfied by the Closing Compliance Certificate, or once delivered, the most recent Compliance Certificate delivered by the Borrower to the Agent, remains true and correct in all material respects as of the date of this request and, unless Administrative Agent is notified to the contrary prior to the disbursement of the Loan Advance, will be so on the date of such Loan Advance; and (ii) constitutes the representation and warranty of Borrower that the information set forth in this request is true, accurate and complete in all material respects.

         The Borrower hereby further certifies, warrants and represents to Administrative Agent and the Lenders that: (i) to the best of the Borrower's knowledge, the financial information provided by the Borrower to the Agent remains true and accurate in all material respects; (ii) the Borrower is in compliance with the financial covenants contained in the Loan Agreement to the extent set forth below; (iii) to the best of the Borrower's knowledge, an Event of Default which is continuing has not occurred under the Loan Agreement or any of the other Loan Documents.

--------------------------------------------------------------------------------------------------------------------
               COVENANT                             REQUIREMENT                              ACTUAL
--------------------------------------------------------------------------------------------------------------------
Interest Expense Coverage              Not less than 2.00:1
--------------------------------------------------------------------------------------------------------------------
Leverage Ratio                         Less than 70%
--------------------------------------------------------------------------------------------------------------------
Fixed Charge Ratio                     On or prior to December 31, 2005:
                                       Not less than 1.35:1
                                       Following December 31, 2005: Not less
                                       than 1.50:1
--------------------------------------------------------------------------------------------------------------------
Borrower's Net Worth                   Not less than 85% of the Borrower's
                                       Net Worth as of December 31, 2003,
                                       plus 85% of cumulative net cash
                                       proceeds, as set forth in the Loan
                                       Agreement
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
Occupancy Ratio for Borrowing Base     Not less than 85% for the aggregate
Properties                             of all Borrowing Base Properties, and
                                       not less than 80% for each individual
                                       Borrowing Base Property
--------------------------------------------------------------------------------------------------------------------
Aggregate Pro Rata amount of the       Prior to, and including, December 31,
Variable Rate Indebtedness of the      2005:  Less than 40% of the Total
Consolidated CSC Entities and the      Asset Value Commencing January 1, 2006:
Unconsolidated CSC Entities            Less than 30% of the Total Asset Value
--------------------------------------------------------------------------------------------------------------------
Individual Property secured Debt of    In the aggregate outstanding at any
the Borrower, CSC or any Borrower      time, not to exceed fifteen percent
Subsidiary which is recourse to the    (15%) of the Total Asset Value
Borrower or CSC                        (excluding the construction loan
                                       facility on the Camp Hill property
                                       and the Obligations)
--------------------------------------------------------------------------------------------------------------------
The Pro Rata share of Investments in   In the aggregate, not to exceed
Development Assets (valued at          twenty five percent (25%) of Total
undepreciated Book Value)              Asset Value
--------------------------------------------------------------------------------------------------------------------
The Pro Rata share of Investments in   In the aggregate, not to exceed five
Land Assets which are valued at Book   percent (5%) of Total Asset Value
Value
--------------------------------------------------------------------------------------------------------------------
The Pro Rata share of  Investments in  In the aggregate, not to exceed five
Non-Retail Assets                      percent (5%) of Total Asset Value
--------------------------------------------------------------------------------------------------------------------

         Calculations of the Financial Covenants are set forth in the Closing Compliance Certificate, or once delivered, the most recent Compliance Certificate delivered by the Borrower to the Agent.

         This request is submitted to Administrative Agent for the purpose of inducing Lenders to make a Loan Advance and Borrower intends that Administrative Agent and the Lenders shall rely upon the same being true, accurate and complete in all material respects.

         If all conditions precedent to Lenders' obligation to make a Loan Advance are satisfied, please disburse the Loan Advance on ______________, 200__.

         WITNESS the execution hereof as an instrument under seal as of the _______ day of _____________, 200__.


                                    CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership

                                    By:  Cedar Shopping Centers, Inc.,
                                         its general partner


                                         By:      _________________________
                                         Name:    _________________________
                                         Title:   _________________________

                            AVAILABILITY CERTIFICATE

1.   MAXIMUM LOAN AMOUNT

     a.       Established Loan Amount                   $___,000,000.00
     b.       Total Commitment                          $___,000,000.00
     c.       Availability (calculated below)           $_________
                            lesser of (a), (b) and (c)                 $________

2.   LOAN BALANCE

     a.       Outstanding Balance of Loan               $_________
                       plus
     b.       L/C Exposure                              $_________
                       (a) plus (b)                                    $________

3.   AMOUNT OF LOAN AVAILABLE TO BE ADVANCED AND/OR L/C'S
     AVAILABLE TO BE ISSUED
                       1 minus 2                                       $________

                            AVAILABILITY CALCULATION


     a.       Aggregate Borrowing Base Value* $__________
                    (calculated below)
              Multiplied by 70%                           $__________

     b.       Implied Loan Amount                         $__________
                    (calculated below)
                    lesser of (a) or (b)                             $__________

                        *BORROWING BASE VALUE CALCULATION
                   (prepare for each Borrowing Base Property)

(a)  If Stabilized Asset

     (i)      Adjusted Appraised Value                       $____________
              (as determined by the most recent
              Appraisal of such Borrowing Base Property)

     (ii)     Adjusted Capitalized Value**                   $_____________
                   (calculated below)

**Adjusted Capitalized Value Calculation (For Stabilized Asset)

     Adjusted Net Operating Income for most recent
     fiscal quarter, annualized                         $______________
            capitalized at 8.75%                                 $__________

(b)  If Non-Stabilized Asset

     (i)      Adjusted Appraised Value                       $______________
              (as determined by the most recent
              Appraisal of such Borrowing Base Property)

     (ii)     Adjusted Capitalized Value                     $______________
                   (Undepreciated Book Value)

        CALCULATION OF BORROWING BASE VALUE IF EVENT OF LOSS HAS OCCURRED

     (i)      Adjusted Capitalized Value                $_________
              (calculated in the manner set forth
              above for Stabilized Asset, subject
              to the limits of Borrowing Base Value,
              or Non Stabilized Asset, as applicable)

                 Multiplied by 70%                           $_________

                         Implied Loan Amount Calculation


Principal amount which generates Implied Debt Service Coverage Ratio of 1.50 to 1.00, calculated in accordance with the worksheet which is to be annexed hereto.

                                    EXHIBIT F

                           EXHIBIT G TO LOAN AGREEMENT

                             COMPLIANCE CERTIFICATE

TO: The Administrative Agent and Lenders party to the Loan Agreement Described
    Below

         This Compliance Certificate is furnished pursuant to that certain Loan Agreement dated as of January 30, 2004 (as amended, the "Loan Agreement"), among Cedar Shopping Centers Partnership, L.P. ("Borrower"), Bank of America, N.A., as Administrative Agent and the Lenders identified therein. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Loan Agreement.

         THE UNDERSIGNED HEREBY CERTIFIES THAT:

         1. I am the duly elected/authorized ______________________ of Cedar Shopping Centers, Inc., general partner of the Borrower.

         2. I have reviewed the terms of the Loan Agreement and I have made, or have caused to be made under my supervision, a review of the transactions and conditions of the Borrower during the accounting period covered by the attached financial statements.

         3. The examinations described in paragraph 2 did not disclose, and I have no knowledge of, the existence of any condition or event which constitutes an Event of Default or an event which, with notice or the passage of time or both, would constitute an Event of Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below.

         4. Schedule 1 attached hereto sets forth financial data and computations at and for the period ending __________ evidencing the Borrower's compliance with certain covenants of the Loan Agreement, except as set forth below, all of which data and computations are true, complete and correct in all material respects to my knowledge.

         Described below are the exceptions, if any, to paragraphs 3 and 4, listing the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:
________________________________________________________________________________
________________________________________________________________________________

         IN WITNESS WHEREOF, the undersigned has executed this Certificate as of this ____ day of ____________, 200____.

                                CEDAR SHOPPING CENTERS PARTNERSHIP, L.P., a Delaware limited partnership

                                By:      Cedar Shopping Centers, Inc.,
                                         its general partner


                                         By:      ___________________________
                                         Name:    ___________________________
                                         Title:   ___________________________

                      SCHEDULE 1 TO COMPLIANCE CERTIFICATE

--------------------------------------------------------------------------------------------------------------------
               COVENANT                             REQUIREMENT                              ACTUAL
--------------------------------------------------------------------------------------------------------------------
Interest Expense Coverage              Not less than 2.00:1
--------------------------------------------------------------------------------------------------------------------
Leverage Ratio                         Less than 70%
--------------------------------------------------------------------------------------------------------------------
Fixed Charge Ratio                     On or prior to  December 31, 2005:
                                       Not less than 1.35:1
                                       Following December 31, 2005: Not less
                                       than 1.50:1
--------------------------------------------------------------------------------------------------------------------
Borrower's Net Worth                   Not less than 85% of the Borrower's
                                       Net Worth as of December 31, 2003,
                                       plus 85% of cumulative net cash
                                       proceeds, as set forth in the Loan
                                       Agreement
--------------------------------------------------------------------------------------------------------------------
Occupancy Ratio for Borrowing Base     Not less than 85% for the aggregate
Properties                             of all Borrowing Base Properties, and
                                       not less than 80% for each individual
                                       Borrowing Base Property
--------------------------------------------------------------------------------------------------------------------
Aggregate Pro Rata amount of the       Prior to, and including, December 31,
Variable Rate Indebtedness of the      2005:  Less than 40% of the Total
Consolidated CSC Entities and the      Asset Value Commencing January 1, 2006:
Unconsolidated CSC Entities            Less than 30% of the Total Asset Value
--------------------------------------------------------------------------------------------------------------------
Individual Property secured Debt of    In the aggregate outstanding at any
the Borrower, CSC or any Borrower      time, not to exceed fifteen percent
Subsidiary which is recourse to the    (15%) of the Total Asset Value
Borrower or CSC                        (excluding the construction loan
                                       facility on the Camp Hill property
                                       and the Obligations)
--------------------------------------------------------------------------------------------------------------------
The Pro Rata share of Investments in   In the aggregate, not to exceed
Development Assets (valued at          twenty five percent (25%) of Total
undepreciated Book Value)              Asset Value
--------------------------------------------------------------------------------------------------------------------
The Pro Rata share of Investments in   In the aggregate, not to exceed five
Land Assets which are valued at Book   percent (5%) of Total Asset Value
Value
--------------------------------------------------------------------------------------------------------------------
The Pro Rata share of  Investments in  In the aggregate, not to exceed five
Non-Retail Assets                      percent (5%) of Total Asset Value
--------------------------------------------------------------------------------------------------------------------